EXHIBIT 32.1 CERTIFICATION PURSUANT TO TITLE 18, UNITED STATES CODE,
             SECTION 1350

In connection with the Quarterly Report of Mendocino Brewing Company, Inc. (the "Company") on Form 10-QSB for the quarterly period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vijay Mallya, Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Dr. Vijay Mallya
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Title: Chief Executive Officer
Date: August 12, 2003


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